EXHIBIT 32.2
CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel L. Parks, Chief Financial Officer of United States Antimony Corporation (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2015, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel L. Parks                                                                                                             Date:              November 9, 2015
Daniel L. Parks
Chief Financial Officer